EXHIBIT 10.3

ESCROW AGREEMENT

This ESCROW AGREEMENT, dated as of April 30, 2008 (this “Agreement”), by and among by and among Thermo Credit, LLC, a Colorado limited liability company (“Lender”), Teletouch Communications, Inc., a Delaware corporation (“TCI”), Teletouch Licenses, Inc., a Delaware corporation (“TLI”), and Progressive Concepts, Inc., a Texas corporation (“PCI”, collectively with TCI, TLI, and any other Person identified or named from time to time as a “Debtor” under the Loan Documents, jointly, severally and in solido, “Debtor”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement (as defined below).

WHEREAS, Lender and Debtor desire to enter into (a) that certain Loan and Security Agreement dated as of April 30, 2008 (as amended, modified or restated from time to time, the “Loan Agreement”), which sets forth the terms of the Revolving Credit Facility (as defined in the Loan Agreement) between Debtor and Lender and (b) the other Loan Documents (defined below); and

WHEREAS, Lender and Debtor desire to execute the Loan Documents and deliver executed counterparts of the Loan Documents to the Lender to be held in escrow by the Lender and to not release such executed counterparts (and to not close the Revolving Credit Facility) until a date on which certain conditions are satisfied as provided herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the agreements and understandings contemplated in the Loan Documents and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

1. Execution of Loan Documents. Lender and Debtor each hereby agree to execute each of the following agreements, instruments and documents (collectively, the “Loan Documents”) on or before April 30, 2008 (the “Execution Date”) (other than the TLI Stock Power referenced in clause (g) below, which shall be executed on or before May 5, 2008):

(a) the Loan Agreement, in the form of Exhibit A hereto;

(b) the Promissory Note, made by Debtor and payable to the order of Lender in the original principal amount of $5,000,000, in the form of Exhibit B hereto;

(c) the Deed of Trust, Security Agreement, Assignment of Leases, Assignment of Rents and Financing Statement, among Debtor, Lender and the Trustee specified therein, covering real property located in Tarrant County, Texas, in the form of Exhibit C hereto;

(d) the Deed of Trust, Security Agreement, Assignment of Leases, Assignment of Rents and Financing Statement, among Debtor, Lender and the Trustee specified therein, covering real property located in Smith County, Texas, in the form of Exhibit D hereto;

(e) the Notice and Consent Agreement, by and among United Commercial Bank, PCI and Lender, in the form of Exhibit E hereto;

(f) the Notice and Consent Agreement, by and among Jardine Capital Corp., PCI and Lender, in the form of Exhibit F hereto (the Notice and Consent Agreement, referred to in clauses (e) and (f) above being collectively referred to herein the “Notice and Consent Agreements”); and

(g) the stock power relating to the pledge of TLI common stock (the “TLI Stock”) under the Loan Agreement (the “TLI Stock Power”).

2. Escrow of Transaction Documents. Each of Lender and Debtor hereby agree to provide their respective original executed counterparts to the Loan Documents (other than the TLI Stock Power) to Lender on the Execution Date and Debtor hereby agrees to provide (or to cause to be provided) UCB’s and Jardine’s executed counterparts to the Notice and Consent Agreements to Lender on the Execution Date (together with the executed TLI Stock Power, collectively, the “Executed Counterparts”). Debtor hereby further agrees to provide to Lender, on or before May 5, 2008, the executed TLI Stock Power and an original stock certificate evidencing 100% of the TLI Stock (the “TLI Stock Certificate”). Lender agrees to hold all of the Executed Counterparts, the Loan Documents and the TLI Stock Certificate (collectively, the “Transaction Documents”) in escrow and in safe keeping on the premises of Lender, and Lender and Debtor further agree that the Transaction Documents shall not be (and shall not be deemed to be) delivered or effective, until the Executed Counterparts are released to the parties in accordance with Section 3.

3. Release from Escrow. Lender shall release the Executed Counterparts and the other Transaction Documents from escrow to Lender and Debtor (as applicable) only upon the date of receipt of notice by Lender from Debtor that the Closing Conditions (defined below) have in its determination been satisfied (such date, the “Escrow Release Date”). Upon delivery of the Executed Counterparts by Lender to Debtor and Lender as provided herein, the Loan Documents shall be (and shall from and after such delivery be deemed to be) valid, binding, and enforceable against the parties and otherwise in full force and effect.

4. Effectiveness of Loan Documents. The Loan Documents shall be (and shall be deemed to be) valid, delivered, effective, enforceable and otherwise in full force and effect against the parties thereto only upon satisfaction of the following conditions (the “Closing Conditions”):

(a) the satisfaction (or waiver in writing) of the conditions precedent contained in Section 5 of the Loan Agreement in accordance with their terms;

(b) the receipt by Lender and Debtor of an executed copy of that certain Amendment No. 8 to Loan Agreement, by and between Fortress Credit Corp., Delaware corporation (“Fortress”) and TLL Partners, LLC, a Delaware limited liability company (“TLL”); and

(c) the receipt by Lender and Debtor of an executed copy of that certain Waiver, Release and Termination Agreement by and among TCI, PCI and Fortress.

5. Further Assurances.

(a) Lender shall cooperate in good faith with Debtor with respect to, and shall not unreasonably withhold, condition or delay its consent to, any amendment or modification to the Loan Documents if and to the extent requested by Fortress to the Debtor prior to the Escrow Release Date.

(b) Lender and Debtor shall take all other actions reasonably necessary to (i) carry out the purposes and intent of this Agreement and (ii) facilitate the satisfaction of the Closing Conditions.

6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

7. Counterparts. This Agreement may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Agreement.

8. Assignment. This Agreement shall not be assigned in whole or in part by either party without the prior written consent of the other party and shall be binding upon, and inure to the benefit of, each party hereto and its respective successors and permitted assigns.

9. Amendment, Waiver, Etc. This Agreement shall not be amended, modified, or waived by either party without the prior written consent of the other party.

10. Headings. Section headings used herein are for convenience of reference only and shall not be deemed to constitute a part of this Agreement for any other purpose, or to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced as if such headings had not been included herein.

11. No Strict Construction. The parties hereto hereby expressly acknowledge and agree that the language of this Agreement constitutes the mutual intention and understanding of the parties, and that each party hereto has been represented by competent counsel in connection herewith. Accordingly, each party hereto hereby waives any doctrine of strict construction with respect to the interpretation hereof or the resolution of any ambiguities herein, and none of the foregoing shall be resolved against any party as a result of any such doctrine.

12. Third-Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in any person other than the parties hereto.

13. Judicial Proceedings; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the parties in the negotiation, administration, performance and enforcement thereof. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of this Agreement may be brought against any of the parties hereto in the courts of the State of Louisiana, or if it has or can acquire jurisdiction, in any United States District Court State of Louisiana, and each of the parties hereto consents to the jurisdiction of such courts (and the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.

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AGREED as of the date first written above.

LENDER:

THERMO CREDIT, LLC

By:	\s\ Jack V. Eumont
Name:	Jack V. Eumont
Title:	Executive Vice President

DEBTOR:

TELETOUCH COMMUNICATIONS, INC.

By:	\s\ Thomas A. Hyde, Jr.
Name:	Thomas A. Hyde, Jr.
Title:	President, Chief Operating Officer

TELETOUCH LICENSES, INC.

By:	\s\ Thomas A. Hyde, Jr.
Name:	Thomas A. Hyde, Jr.
Title:	President, Director

PROGRESSIVE CONCEPTS, INC.

By:	\s\ Thomas A. Hyde, Jr.
Name:	Thomas A. Hyde, Jr.
Title:	Chief Executive Officer, President

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